BACKGROUND AND DESCRIPTION OF THE BUSINESS	12 Months Ended
Dec. 31, 2013
Accounting Policies [Abstract]
BACKGROUND AND DESCRIPTION OF THE BUSINESS

1. BACKGROUND AND DESCRIPTION OF THE BUSINESS

CommScope Holding Company, Inc., along with its direct and indirect subsidiaries (CommScope or the Company), is a leading global provider of essential infrastructure solutions for wireless, business enterprise and residential broadband networks. The Company’s solutions and services for wired and wireless networks enable high-bandwidth data, video and voice applications. CommScope’s global leadership position is built upon innovative technology, broad solution offerings, high-quality and cost-effective customer solutions and global manufacturing and distribution scale.

Initial Public Offering

In October 2013, the Company completed its initial public offering (IPO), in which it sold 30.8 million shares of common stock at an offering price of $15.00 per share and raised $434.0 million in net proceeds after deducting underwriting discounts and other offering expenses. In addition, the Company’s principal stockholder, funds affiliated with The Carlyle Group (Carlyle), sold 10.9 million shares, reducing their ownership to approximately 76.1%.

The Carlyle Group

On January 14, 2011, Carlyle completed the acquisition of CommScope, Inc. Under the terms of the acquisition, CommScope, Inc. became a wholly owned subsidiary of CommScope Holding Company, Inc. See Note 3 for further discussion of the acquisition.